Exhibit 10.3
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of September 27, 2006
     This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment No. 1”) is made by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
     1. The Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement, dated as of September 15, 2006 (the “Credit Agreement”); capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.
     2. The Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to acquire the shares of Excel by way of a tender offer.
     3. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and other Loan Parties set forth herein and in the accompanying Consent of Loan Parties, the requisite Lenders are willing to agree to this Amendment No. 1.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1 Amendments to the Credit Agreement. Upon the satisfaction of the applicable conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:
     (a) The following new section heading is hereby added to the Table of Contents following Section 5.17 in the Table of Contents,:
     “Section 5.18. Use of Proceeds.”

     (b) The following new definitions are hereby added to Section 1.01 of the Credit Agreement:
     ““Excel Board Control” has the meaning specified in the definition of Consolidated EBITDA.”
     ““Tender Offer” means a takeover offer pursuant to the laws of Australia for all of the outstanding ordinary shares of Excel and any follow up arrangements to acquire any remaining outstanding ordinary shares of Excel pursuant to lawful means.”
     (c) The following definitions to Section 1.01 of the Credit Agreement are hereby amended in its entirety to read:
     ““Acquisition” means the proposed acquisition of Excel through either (i) a scheme of arrangement to acquire all of the outstanding ordinary shares of Excel on the Acquisition Effective Date and the payment of fees and expenses related thereto, or (ii) the Tender Offer and the payment of fees and expenses related thereto.”
     ““Acquisition Effective Date” means either (i) the date on which the Scheme is implemented, currently expected to be on or before December 31, 2006, as such date may be postponed by the parties to the Merger Agreement, and in no event later than January 31, 2007, or (ii) each date on which the Tender Offer is consummated, and in no event later than January 31, 2007.”
     ““Term Loan Borrowing” means (i) a borrowing consisting of simultaneous Term Loans of the same Type and (ii) one or more borrowings of Delayed Draw Term Loans of the same Type, and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Loan Lenders pursuant to Section 2.01(a).”
     (d) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement shall be amended by deleting the period at the end and adding the following at the end of such definition:
     “; provided that, in calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period after the consummation of the Acquisition: (i) if the Borrower and its Subsidiaries own greater than 50% but less than all of the outstanding ordinary shares of Excel and a majority of the members of the board of directors or equivalent governing body of Excel are individuals whose election or nomination to such board of directors or other governing body was approved by the Borrower (“Excel Board Control”), the portion of Consolidated EBITDA attributable to Excel and its Subsidiaries shall be limited to a percentage of the Consolidated EBITDA equal to the percentage of outstanding ordinary shares of Excel then owned by the Borrower and its Restricted Subsidiaries, and (ii) if the Borrower and its Restricted Subsidiaries own less than a majority of the common stock of Excel or the Borrower does not have Excel Board Control, the calculation of Consolidated EBITDA (A) shall exclude any amounts attributable to Excel and its Subsidiaries, and (B) shall not include any earnings on the Borrower’s equity investment in Excel unless the Borrower receives cash distributions of such equity earnings in such period.”

     (e) The first subsection (ii) of Section 2.01(a) shall be amended in its entirety to read:
     “(ii) each Lender holding a Delayed Draw Term Loan Commitment severally agrees to make, in Dollars during the Delayed Draw Term Loan Commitment Period, one or more delayed draw term loans, each of which shall be a Term Loan hereunder (each a “Delayed Draw Term Loan”), to the Borrower in an aggregate principal amount not to exceed such Term Loan Lender’s Applicable Percentage of the Delayed Draw Term Loan Commitment;”
     (f) The first paragraph to Section 4.02 of the Credit Agreement is hereby amended in its entirety to read:
     “The obligation of each Lender to honor any Request for Credit Extension with respect to the Delayed Draw Term Loan or with respect to the Revolving Credit Facility, the proceeds of which will be used to finance the Acquisition is subject to the Effective Date having occurred and the following conditions precedent, which shall be either (i) in the case of the Scheme, conclusively tested no later than 8:00 a.m., Sydney time, on the Second Court Date (as defined in the Merger Agreement) for the Scheme (other than conditions which require court approval for the Scheme and assuming the effectiveness of the Scheme substantially contemporaneously with such Second Court Date), or (ii) in the case of any Request for Credit Extension to finance the Tender Offer, be tested on the date of the applicable requested Borrowing:”
     (g) Section 4.02(a) of the Credit Agreement is hereby amended in its entirety to read:
     “(A) In the case of the Scheme, there shall not have occurred either (1) one or more changes, events, occurrences or matters which has had or is likely to have the effect of a diminution in the (i) consolidated net assets of Excel and all its Subsidiaries, taken as a whole (calculated on the basis of the International Financial Reporting Standards as adopted in Australia (“AIFRS”)), of at least A$50,000,000, (ii) consolidated annual net profit after tax (calculated on the basis of AIFRS), in any financial year after the one ending June 30, 2006 of Excel and all its Subsidiaries, taken as a whole, of at least A$12,500,000, or (iii) other than as a consequence of changes in coal prices or currency exchange rate changes or (2) an event takes place or is reasonably likely to take place which would prevent Excel from operating its existing mines, completing its development activities or entering into arrangements in relation to the Wambo Underground, Wilpinjong or Millenium projects (as defined in the Merger Agreement) in the manner currently contemplated by Excel and such event is sufficiently adverse to the financial position, profitability or prospects of Excel so as to affect the commercial viability of the Acquisition for the Borrower in a material respect, having regard to the consideration to be paid in the Scheme, or (B) in the case of the Tender Offer, all conditions precedent to the Tender Offer have either been satisfied or waived with the consent of the Administrative Agent.”
     (h) The first 2 words in Section 4.02(b) is hereby deleted and replaced with the following:
     “In the case of the Scheme, the Scheme”
     (i) Section 4.02(c) of the Credit Agreement is hereby amended in its entirety to read:
     “No Default shall exist, or would result from such proposed Credit Extension or the application of the proceeds thereof, by reason of (i) in the case of the Scheme, any breach of any representation or warranty which also constitutes a breach of a representation and warranty in the Merger Agreement that is material to the interests of the Lenders and would result in the Borrower’s (or an applicable affiliate thereof) having a right to terminate its obligations thereunder, (ii) in the case of the Scheme or the Tender Offer, any breach of the representations and warranties contained in Section 5.01(a)(i) and (b)(ii), 5.02(a), 5.04 or 5.14 (it being understood that the funding of the Delayed Draw Term Loan and any Borrowing of Revolving Credit Loans to fund the Acquisition shall not constitute a waiver by the Lenders of any default or event of default that may exist under this Agreement at the time of such funding), and (iii) in the case of the Tender Offer, the occurrence of any event described in Section 8.01(f);”
     (j) The following Section 5.18 is hereby added in its entirety following Section 5.17:
     “Section 5.18. Use of Proceeds. The Borrower will use the proceeds of the Loans solely as provided for in Section 6.11.”
     (k) Section 6.11 is hereby amended in its entirety to read:
     “On the Effective Date, the Term Loan Facility and the Revolving Credit Facility shall be available to (i) refinance and continue indebtedness under the Existing Credit Agreement, and to pay fees and expenses related to such refinancing and continuation, and (ii) for fees and expenses related to the Acquisition. After the Effective Date, (i) the Revolving Credit Facility shall be available for only working capital, capital expenditures, and other lawful corporate purposes, including to finance the Acquisition, and (ii) the Delayed Draw Term Loan will be available only to finance the Acquisition (A) on or about the Acquisition Effective Date if the Borrower consummates the Acquisition pursuant to the Scheme, or (B) in multiple draws during the period from the Effective Date through the Acquisition Effective Date if the Borrower completes the Acquisition pursuant to the Tender Offer; provided that, if the Borrower proceeds to consummate the Acquisition pursuant to (a) the Scheme, the Borrower agrees that (i) if the Acquisition is not consummated within thirty (30) days of the date on which the Delayed Draw Term Loan is made to the Borrower to fund the Scheme, the proceeds of such Delayed Draw Term Loan will be returned immediately to the Lenders and used to prepay the Term Loan and (ii) such agreement will be reflected to the reasonable satisfaction of the Administrative Agent in a written escrow or similar arrangement governing the proceeds of the Delayed Draw Term Loan for the period from the date of making of such Loan until such proceeds are used to consummate the Acquisition or returned to the Lenders as specified in clause (i) of this sentence (whichever occurs first), or (b) the Tender Offer, if prior to the time the Borrower and its Restricted Subsidiaries own all of the outstanding ordinary shares of Excel, the Borrower determines not to consummate the Acquisition and, subsequently, sells or otherwise disposes of any or all of such outstanding ordinary shares of Excel, the Borrower will prepay the Term Loans with the proceeds of such sale or disposition up to the amount of the Delayed Draw Term Loans that were used to acquire any such outstanding ordinary shares of Excel.”
     (l) The following new Section 7.01(t) shall be added in its entirety following Section 7.01(s) to read:
     “(t) Liens in favor of an escrow agent arising under an escrow arrangement incurred in connection with the issuance of notes with respect of the proceeds of such notes and anticipated interest expenses with respect to such notes.”

     (m) Section 7.02(l) is hereby amended in its entirety to read:
     “Investments by the Borrower or any Restricted Subsidiary in an aggregate amount not in excess of 15.0% of Tangible Assets of the Borrower and Restricted Subsidiaries.”
     (n) Section 7.03(k) is hereby amended by deleting the period at the end and adding the following to the end:
     “; provided that, unless the Borrower and its Restricted Subsidiaries own greater than 50% of the outstanding ordinary shares of Excel and the Borrower has Excel Board Control, all Indebtedness of Excel and its Subsidiaries shall be Non-Recourse Debt.”
          SECTION 2 Conditions to Effectiveness of Amendment. The effectiveness of the amendments contained in Section 1 of this Amendment No. 1 is conditioned upon satisfaction of the following conditions precedent:
     (a) the Administrative Agent shall have (i) received counterparts of this Amendment No. 1 signed by the Borrower and the requisite Lenders and counterparts of the Consent of Loan Parties attached hereto (the “Consent”) signed by the Loan Parties and (ii) acknowledged this Amendment No. 1 in writing;
     (b) each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the date on which this Amendment No. 1 becomes effective;
     (c) the Administrative Agent shall have received the executed legal opinion of (x) Simpson, Thacher & Bartlett LLP, counsel to the Borrower and special New York counsel to the other Loan Parties, and (y) Joseph Bean, Esq., special Missouri counsel to the Borrower and in-house counsel to the other Loan Parties; and
     (d) the Administrative Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested.
          SECTION 3 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Authority. Each of the Loan Parties has the requisite corporate, limited liability or other such power and authority to execute and deliver this Amendment No. 1 and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby). The execution, delivery and performance by the Borrower and each other Loan Party of this Amendment No. 1, the Consent (as applicable), the Loan Documents (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of such Person are necessary to consummate such transactions.

     (b) No Legal Bar. The execution and delivery of this Amendment No. 1 and of the Consent by each Loan Party party thereto, and the performance of the Credit Agreement and each other Loan Document, as amended hereby, by the Borrower and each other Loan Party party thereto will not violate any Requirement of Law or any Contractual Obligation applicable to or binding on the Borrower, any Restricted Subsidiary or any of their respective properties or assets, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.
     (c) Enforceability. This Amendment No. 1 has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Loan Party. This Amendment No. 1, the Consent and each Loan Document (as modified hereby) is the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.
     (d) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.
     (e) No Default. Both immediately before and after giving effect to the amendments set forth in Section 1 hereof no event has occurred and is continuing that constitutes a Default or Event of Default.
          SECTION 4 Reference to and Effect on Credit Agreement.
     (a) Upon and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
     (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
          SECTION 5 Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment No. 1 or such Consent.

          SECTION 6 Severability. Any provision of this Amendment No. 1 that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          SECTION 7 Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PEABODY ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Walter L. Hawkins, Jr.

Name: Walter L. Hawkins, Jr.
Title: Vice President and Treasurer

NATIONAL CITY BANK, as Lender

By:	/s/ Eric Hartman

Name: Eric Hartman
Title: Senior Vice President

CITIGROUP, as Lender

By:	/s/ Stuart G. Miller

Name: Stuart G. Miller
Title: Managing Director

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Craig Malloy

Name: Craig Malloy
Title: Authorized Signatory

PNC BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Dale Stein

Name: Dale Stein
Title: Senior Vice President

COMERICA BANK, as Lender

By:	/s/ Mark Leveille

Name: Mark Leveille
Title: AVP

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Stacey Haimes

Name: Stacey Haimes
Title: Vice President

CREDIT SUISSE, Cayman Islands Branch as Lender

By:	/s/ Doreen Barr

Name: Doreen Barr
Title: Vice President

By:	/s/ Shaheen Malik

Name: Shaheen Malik
Title: Associate

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Jeff Heazlewood

Name: Jeff Heazlewood
Title: Relationship Executive

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as Lender

By:	/s/ Charles Stewart

Name: Charles Stewart
Title: Vice President

BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:	/s/ Cahal Carmody

Name: Cahal Carmody
Title: Vice President

The Governor and Company of the BANK OF IRELAND, as Lender

By:	/s/ Deirdre Reddan

Name: Deirdre Reddan
Title: Authorised Signatory

By:	/s/ Malcolm O’Connell

Name: Malcolm O’Connell
Title: Authorised Signatory

FIRST BANK, as Lender

By:	/s/ Traci L. Dodson

Name: Traci L. Dodson
Title: Vice President

THE BANK OF NEW YORK, as Lender

By:	/s/ Craig J. Anderson

Name: Craig J. Anderson
Title: Vice President

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Tim Green

Name: Tim Green
Title: Assistant Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ William Ginn

Name: William Ginn
Title: General Manager

SOVEREIGN BANK, as Lender

By:	/s/ Elisabet C. Hayes

Name: Elisabet C. Hayes
Title: Vice President

PEOPLE’S BANK, as Lender

By:	/s/ George F. Pajk

Name: George F. Pajk
Title: Vice President

BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch, as Lender

By:	/s/ William W. Hunter

Name: William W. Hunter
Title: Director

By:	/s/ Annett Guderian

Name: Annett Guderian
Title: Associate Director

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ Bryan P. Read

Name: Bryan P. Read
Title: Vice President

BAYERISCHE LANDESBANK, NEW YORK BANK, as Lender

By:	/s/ John Gregory

Name: John Gregory
Title: Vice President

By:	/s/ Norman McClave

Name: Norman McClave
Title: First Vice President

BANK LEUMI USA, as Lender

By:	/s/ Joung Hee Hong

Name: Joung Hee Hong
Title: First Vice President

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/s/ Brian O’Leary	/s/ Anthony Rock

Name:	Brian O’Leary	Anthony Rock
Title:	Vice President	Vice President

STANDARD CHARTERED BANK, as Lender

By:	/s/ Andrew Y. Ng	/s/ Lynn Zennario

Name:	Andrew Y. Ng	Lynn Zennario
Title:	Vice President	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Margaret Dierkes
	Name:	Margaret Dierkes
	Title:	Vice President

WESTPAC BANKING CORPORATION, as Lender
By:	/s/ Bradley Scammell
	Name:	Bradley Scammell
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Lender
By:	/s/ Brian J. Smith
	Name:	Brian J. Smith
	Title:	Vice President

BNP Paribas, as Lender
By:	/s/ J. Onischuk
	Name:	J. Onischuk
	Title:	Director

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Vice President

CAYLON New York Branch, as Lender
By:	/s/ Lee E. Greve
	Name:	Lee E. Greve
	Title:	Managing Director

By:	/s/ Joseph A. Philbin
	Name:	Joseph A. Philbin
	Title:	Director

UMB BANK N.A., as Lender
By:	/s/ Robert D. Vieth
	Name:	Robert D. Vieth
	Title:	Executive Vice President

MORGAN STANLEY BANK, as Co-Documentation Agent and Lender
By:	/s/ Jaap L. Tonckens
	Name:	Jaap L. Tonckens
	Title:	Authorized Signatory

ACKNOWLEDGED BY: BANK OF AMERICA, NA. as Administrative Agent, on behalf of the Required Lenders
By:	/s/ Todd MacNeill
	Name:	Todd MacNeill
	Title:	Vice President Agency Management Officer III

CONSENT OF LOAN PARTIES
Dated as of September 27, 2006
     The undersigned, as Guarantors under the “Subsidiary Guaranty” (as such term is defined in and under the Credit Agreement referred to in the foregoing Amendment No. 1), each hereby consents and agrees to the foregoing Amendment No. 1 and hereby confirms and agrees that (i) the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of said Amendment No. 1, the reference in the Subsidiary Guaranty to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 1, and (ii) the Subsidiary Guaranty does, and shall continue to, constitute a guaranty of the Obligations as defined in the Subsidiary Guaranty.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent of Loan Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.
AFFINITY MINING COMPANY
AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
APPALACHIA MINE SERVICES, LLC
ARCLAR COMPANY, LLC
ARID OPERATIONS INC.
BEAVER DAM COAL COMPANY
BIG RIDGE, INC.
BIG SKY COAL COMPANY
BLACK BEAUTY COAL COMPANY
BLACK BEAUTY EQUIPMENT COMPANY
BLACK BEAUTY HOLDING COMPANY, LLC
BLACK BEAUTY RESOURCES, LLC
BLACK HILLS MINING COMPANY, LLC
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BLACK STALLION COAL COMPANY, LLC
BLACK WALNUT COAL COMPANY
BLUEGRASS MINE SERVICES, LLC
BTU EMPIRE CORPORATION
BTU WESTERN RESOURCES, INC.
CABALLO COAL COMPANY
CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC
CENTRAL STATES COAL RESERVES OF INDIANA, LLC
CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC
CHARLES COAL COMPANY, LLC
CLEATON COAL COMPANY
COAL PROPERTIES, LLC
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2
COALSALES II, LLC
COALSALES, LLC
COALTRADE INTERNATIONAL, LLC
COALTRADE, LLC
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COLONY BAY COAL COMPANY
COLORADO COAL RESOURCES, LLC
COLORADO YAMPA COAL COMPANY
COOK MOUNTAIN COAL COMPANY, LLC
COTTONWOOD LAND COMPANY
COULTERVILLE COAL COMPANY, LLC
CYPRUS CREEK LAND COMPANY
CYPRUS CREEK LAND RESOURCES, LLC
DIXON MINING COMPANY, LLC
DODGE HILL HOLDING JV, LLC
DODGE HILL MINING COMPANY, LLC
DODGE HILL OF KENTUCKY, LLC
DYSON CREEK COAL COMPANY, LLC
EACC CAMPS, INC.
EASTERN ASSOCIATED COAL, LLC
EASTERN COAL COMPANY, LLC
EASTERN ROYALTY CORP.
FALCON COAL COMPANY
FORT ENERGY, LLC
GALLO FINANCE COMPANY
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GOLD FIELDS CHILE, LLC
GOLD FIELDS MINING, LLC
GOLD FIELDS ORTIZ, LLC
GRAND EAGLE MINING, INC.
HAYDEN GULCH TERMINAL, INC.
HIGHLAND MINING COMPANY, LLC
HIGHWALL MINING SERVICES COMPANY
HILLSIDE MINING COMPANY
HMC MINING, LLC
INDEPENDENCE MATERIAL HANDLING, LLC
INDIAN HILL COMPANY
INTERIOR HOLDINGS, LLC
JAMES RIVER COAL TERMINAL, LLC
JARRELL’S BRANCH COAL COMPANY
JUNIPER COAL COMPANY
KAYENTA MOBILE HOME PARK, INC.
LOGAN FORK COAL COMPANY
MARTINKA COAL COMPANY, LLC
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MIDCO SUPPLY AND EQUIPMENT CORPORATION
MIDWEST COAL ACQUISITION CORP.
MIDWEST COAL RESERVES OF ILLINOIS, LLC
MIDWEST COAL RESERVES OF INDIANA, LLC
MIDWEST COAL RESOURCES, LLC
MOUNTAIN VIEW COAL COMPANY, LLC
MUSTANG ENERGY COMPANY, L.L.C.
NEW MEXICO COAL RESOURCES, LLC
NORTH PAGE COAL CORP.
OHIO COUNTY COAL COMPANY
PATRIOT COAL COMPANY, L.P.
PATRIOT MIDWEST HOLDINGS, LLC
PDC PARTNERSHIP HOLDINGS, LLC
PEABODY AMERICA, INC.
PEABODY ARCHVEYOR, L.L.C.
PEABODY CARDINAL GASIFICATION, LLC
PEABODY COAL COMPANY, LLC
PEABODY DEVELOPMENT COMPANY, LLC
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PEABODY ELECTRICITY, LLC
PEABODY ENERGY GENERATION HOLDING COMPANY
PEABODY ENERGY INVESTMENTS, INC.
PEABODY ENERGY SOLUTIONS, INC.
PEABODY HOLDING COMPANY, LLC
PEABODY INVESTMENTS CORP.
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY POWERTREE INVESTMENTS, LLC
PEABODY RECREATIONAL LANDS, L.L.C.
PEABODY SOUTHWESTERN COAL COMPANY
PEABODY TERMINALS, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WESTERN COAL COMPANY
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
PINE RIDGE COAL COMPANY, LLC
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POINT PLEASANT DOCK COMPANY, LLC
POND CREEK LAND RESOURCES, LLC
POND RIVER LAND COMPANY
PORCUPINE PRODUCTION, LLC
PORCUPINE TRANSPORTATION, LLC
POWDER RIVER COAL, LLC
POWDER RIVER RESOURCES, LLC
PRAIRIE STATE GENERATING COMPANY, LLC
RANDOLPH LAND HOLDING COMPANY, LLC
RIVERS EDGE MINING, INC.
RIVERVIEW TERMINAL COMPANY
SCHOOL CREEK COAL COMPANY, LLC
SCHOOL CREEK COAL RESOURCES, LLC
SENECA COAL COMPANY
SENTRY MINING, LLC
SHOSHONE COAL CORPORATION
SNOWBERRY LAND COMPANY
STAR LAKE ENERGY COMPANY, L.L.C.
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STERLING SMOKELESS COAL COMPANY, LLC
SUGAR CAMP PROPERTIES
THOROUGHBRED GENERATING COMPANY, LLC
THOROUGHBRED MINING COMPANY, L.L.C.
THOROUGHBRED, L.L.C.
TWENTYMILE COAL COMPANY
UNION COUNTY COAL COMPANY, LLC
WEST ROUNDUP RESOURCES, INC.
YANKEETOWN DOCK, LLC

By: /s/ Walter L. Hawkins, Jr.

Name: Walter L. Hawkins, Jr.
Title: Vice President and Treasurer